Exhibit 10.3

Enbridge Pipelines Inc. 3000, 425-1st Street SW Calgary, AB T2P 3L8

Enbridge Energy Limited Partnership

1100 Louisiana Street, Suite 3300

Houston, TX 77002

February 19, 2015

United Refining Company and

Kiantone Pipeline Corporation

823 11th Ave.

New York, New York 10019

Attention: J. Nelson Happy

Subject:	Amendment to the Letter Agreement between Enbridge Pipelines Inc., Enbridge Energy Limited Partnership, United Refining Company and Kiantone Pipeline Corporation dated July 31, 2014 (the “Letter Agreement”)

The parties agree that Section C.1 of the Letter Agreement shall be amended by replacing “February 20, 2015” with “March 6, 2015.”

Please acknowledge your agreement to the terms and conditions contained herein by signing the enclosed duplicate copy in the space provided below and returning the acknowledged copy to the undersigned.

ENBRIDGE ENERGY, LIMITED PARTNERSHIP BY ENBRIDGE PIPELINES (LAKEHEAD) L.L.C. ITS GENERAL PARTNER		ENBRIDGE PIPELINES INC.

Per:	/s/ Joel Kanvik	Per:	/s/ R.T. Schwertz
	Joel Kanvik Corporate Secretary		R.T. Schwertz V.P., Liquid Pipelines Law & Deputy General Counsel

UNITED REFINING COMPANY		KIANTONE PIPELINE CORPORATION

Per:	/s/ John A. Catsimatidis	Per:	/s/ John A. Catsimatidis
	John A. Catsimatidis Chairman & CEO		John A. Catsimatidis Chairman & CEO